
CINCINNATI
FINANCIAL CORPORATION
INVESTOR HANDOUT
SEPTEMBER 2018

NASDAQ: CINF

This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

The forward-looking information in this presentation has been publicly disclosed, most recently on July 26, 2018, and should be considered to be effective only as of that date.

Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.

Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence

- Other distinguishing factors:
  - 57 years of shareholder dividend increases
  - Common stocks are approximately 36% of investments
  - 29 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$138
$132
$138
$142
$150
$159
$169
$153
$175
$222
$171
$203
$228
$208
$244
2013
2014
2015
2016
2017

* $100 invested on December 31, 2012, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

LONG-TERM VALUE CREATION

- Targeting annual rate of growth in book value plus the percentage of dividends to beginning book value to average 10% to 13% over the next five-year period
  - Value creation ratio (VCR) for 2013 through 2017 averaged 13.9%

- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

INCREASE VALUE FOR SHAREHOLDERS
MEASURED BY VALUE CREATION RATIO

Target for the next five-year period: Annual VCR averaging 10% to 13%



22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Value Creation Ratio
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Total Shareholder Return
Investment Income & Other in 2017 includes 7.0% benefit from tax reform
2013
2014
2015
2016
2017
Actual VCR:
16.1%
12.6%
3.4%
14.5%
22.9%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

CINCINNATI FINANCIAL AT A GLANCE

- Top 25 U.S. P&C insurer
- A.M. Best rating: A+ Superior
- $5 billion 2017 premiums:

  64% Commercial 25% Personal 4% Excess & Surplus
  5% Life 2% Cincinnati Re[SM]

- Agency-centered business model is time-tested
  - Agency relationships strengthened over time by in-person approach
  - Local decision-making operating structure is difficult to replicate
- 57 consecutive years of shareholder dividend increases
  - Only seven U.S. public companies can match this record
  - 30.5% increase in 2017 dividends paid, including 26.3% from special dividend
  - Yield is attractive, 2.8% in late-August 2018

PERFORMANCE TARGETS & TRENDS

- Negative 1.1% VCR for 1H18, on an annualized basis, is below target: 10% to 13% annual average over the next five-year period
  - 3.1% contribution from operating earnings, offset by negative 3.7% from investment portfolio losses (2.8% from bonds, 0.9% from stocks)
  - 13.9% five-year VCR average as of 12-31-17
- Related performance drivers as of YTD 6-30-18:
  - 4% premium growth, targeting growth rate exceeding industry average
  - 97.5% combined ratio, within 95% to 100% long-term target
  - 1% investment income growth, despite bond yield below year-end 2017 portfolio average
- Ranked #1 or #2 in ~75% of agencies appointed 5+ years
- Improving through strategic profitability & growth initiatives

OUTPERFORMING THE INDUSTRY

FIVE-YEAR AVERAGE COMBINED RATIO 5.6 POINTS BETTER



Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2013
2014
2015
2016
2017
Cincinnati – excl. cat. losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-17: 5-year = 5.7%, 10-year = 6.8%

STRATEGIES FOR LONG-TERM SUCCESS

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.9% of total bond portfolio at 6-30-18, no municipal exposure exceeded 0.3%
  - 35.7% of investment portfolio in common stocks to grow book value
    - No single security exceeded 4.3% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with 9.7% debt-to-total-capital at 6-30-18
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 1.0-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

MANAGE INSURANCE PROFITABILITY

- Ongoing underwriting expertise enhancement
  - Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis
  - Data management for better underwriting and more granular pricing decisions
  - Staff specialization and augmentation aimed at lowering loss ratios
- Improving efficiencies and ease of use with technology
  - Streamlining processing for agencies and the company
  - Helps optimize personalized service
- Investing for the future
  - Addressing auto profitability with rate adequacy and risk selection/loss control initiatives
  - Strategic investments with modest short-term effects on expense ratios
    - Headquarters staff additions include high net worth and reinsurance assumed initiatives
    - 31% increase in field staff since the end of 2012, supporting healthy premium growth

DRIVE PREMIUM GROWTH

- New agency appointments bring potential for growth over time
  - 211 appointed in 2017 including 104 for personal lines only, $6.8B aggregate premiums from all carriers
  - 43 appointed YTD 6-30-18 marketing most or all lines, 37 personal lines only
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for high net worth clients of our agencies; contributed most of the 8% growth in YTD 6-30-18 personal lines new business premiums
  - Expanded use of reinsurance assumed to further deploy capital, diversify risk
  - Ongoing development of target market programs and cross-serving
- 4% growth in YTD 6-30-18 P&C net written premiums
  - Commercial lines up 2%, personal lines up 8%, E&S up 10%, Cincinnati Re up 18%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate
  - Term life insurance earned premiums up 8%

SELECT GROUP OF AGENCIES IN 42 STATES

1,735 agency relationships with 2,302 locations
(as of June 30, 2018)



P&C Market Share:
- 1% and higher
- Less than 1%
- Inactive states
- Headquarters (no branches)

Our Commercial Top Five = 38%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Our Personal Top Five = 52%
Ohio, Georgia, Michigan, North Carolina, Indiana

Market Share Top Five
Ohio: 4.5%
Indiana: 2.6%
Kentucky: 2.4%
Montana: 2.4%
Vermont: 2.3%
Based on 2017 data excluding A&H, Flood and Crop

PREMIUM GROWTH POTENTIAL
STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

- Cincinnati's share of $61 billion total* premiums (including approximately $3 billion E&S) produced by currently appointed agencies is approximately 8%.


Market share per agency reporting location by year appointed
Based on 2017 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.5%
2.2%
7.6%
14.3%
1 year or less
2-5 years
6-10 years
10 years or more

- New appointments also drive premium growth opportunity
  - Agency relationship net count increased by 47% since the end of 2009
  - Agencies appointed during 2012-16 produce $24 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

CINCINNATI
FINANCIAL CORPORATION

Appendix

Income, Dividend & Cash Flow Trends
Reserve Adequacy & Prior Accident Year Development
Pricing Precision, Premium Growth Trends & Business Mix
Investment Portfolio Management & Performance
Reinsurance Ceded Program & Agency Statistics
Financial Strength Ratings & Valuation Comparison to Peers



SECOND-QUARTER 2018 HIGHLIGHTS

- EPS of $1.32 per share vs. $0.60 in 2Q17
  - Non-GAAP operating income rose 24% to $133 million
- Investment income rose 2%
  - Dividend income was up 5%, interest income was up 1%
- Property casualty net written premiums grew 6%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial and E&S up low-single-digits
- Combined ratio of 97.2%, down 1.1 points from 2Q17
  - 2Q18 decrease included 2.7 points from lower catastrophe losses, partially offset by elevated levels of homeowner and commercial casualty estimated ultimate loss ratios

INCOME AND SHAREHOLDER DIVIDENDS



Per share basis
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2017 net income included $2.98 benefit from net deferred income tax liability revaluation due to U.S. tax reform
2014
2015
2016
2017
6 mos 17
6 mos 18
Non-GAAP Operating Income
Net Income
Ordinary dividends declared

STRONG OPERATING CASH FLOW

CONTRIBUTED TO $518M OF FULL-YEAR 2017 NET PURCHASES IN INVESTMENT PORTFOLIO



(In millions)
Decrease in 2017 reflects $102M increase in catastrophe losses paid
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2013
2014
2015
2016
2017
6 mos 17
6 mos 18

CASH DIVIDEND PAYOUT RATIO

STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS


120%
100%
80%
60%
40%
20%
0%
67% average payout for 2008 through 2017
(net income basis)
2008
2009
2010
2011*
2012
2013
2014
2015
2016
2017**
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses
** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform

DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

PROPERTY CASUALTY RESERVES

FAVORABLE DEVELOPMENT FOR 29 CONSECUTIVE YEARS

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range


(In millions)
Reserve range at 12-31-17
Low end $4,709
High end $5,155
Carried at 72nd percentile
$3,942
$4,156
$4,379
$4,737
$5,032
Calendar year development (Favorable)
($147)
($98)
($184)
($168)
($119)
2013
2014
2015
2016
2017

GREATER PRICING PRECISION

IMPROVING PROFIT MARGINS

General liability 2017 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models


Average renewal price change
15%
10%
5%
0%
-5%
Policy retention
90%
88%
86%
84%
82%
80%
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

COMMERCIAL CASUALTY RATIOS

LOSS & ALAE FOR ACCIDENT YEARS MEASURED AT 12 MONTHS


3.4 point increase for IBNR drives total
(+3.3 below excludes AO for claim staff salaries etc, +3.5 per financial supplement includes AO)
Paid up ~1 point vs. recent years
Lines = Ratio Components (Paid, IBNR)
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
67.6%
68.0%
71.4%
65.5%
60.8%
52.3%
53.6%
52.8%
53.6%
56.9%
32.1%
35.5%
4.1%
3.8%
4.8%
3.8%
3.5%
4.1%
3.6%
3.8%
4.4%
4.5%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Total Loss & ALAE
Paid
IBNR

COMMERCIAL CASUALTY RATIOS

LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17


AY09 at 48 months higher than AY08, but AY10 was lower than AY09
Estimated ultimate "picks" for more recent years currently assume paid will continue to rise
AY14 paid ratio increase of 3.5 points (vs. AY13) at 48 months, but is 0.5 points lower than 31.1 average for AY11 & AY12
Lines = Ratio for Paid at Various Measurement Points
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
48.0%
49.6%
49.5%
51.5%
52.7%
48.2%
50.7%
52.4%
54.7%
56.9%
2008
2009
2010
2011
2012
2013
2014
'15@36 mo
'16@24mo
'17@12mo
Total Loss & ALAE
Paid-developed to date
Paid 48 mo
Paid 36 mo
Paid 24 mo

PREMIUM GROWTH VS. INDUSTRY
6.8% 5-YEAR CAGR APPROXIMATELY DOUBLED INDUSTRY


Property casualty net written premium growth
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2013
2014
2015
2016
2017
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS
2017 NET EARNED PREMIUMS


Consolidated
$4.954 Billion
Commercial Lines 64%
E&S Lines 4%
Life 5%
Cincinnati Re 2%
Personal Lines 25%
Property Casualty
$4.722 Billion
Excess & Surplus 4%
Cincinnati Re 2%
Homeowner 11%
Personal Auto 12%
Other Commercial 5%
Workers' Compensation 7%
Other Personal 3%
Commercial Auto 13%
Commercial Casualty 24%
Commercial Property 19%

Approximately ¼ commercial premiums = policies with average annual premiums <$10,000 & 21% >$100,000; 84% HO accounts include auto

INVESTMENT INCOME

1% GROWTH IN YTD 6-30-18: DIVIDENDS UP 6%, INTEREST FLAT (PRETAX)


(In millions)
$625
$600
$575
$550
$525
$500
$475
$450
$425
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
Pretax bond yield:	**4.90%**	**4.76%**	**4.70%**	**4.60%**	**4.42%**

(Bonds at amortized cost) Pretax book yield for bonds acquired in 2017: 3.61%

Pretax book yield as of 12-31-17 for bonds maturing in 2018=5.56%, 2019=6.09%, 2020=4.75%

Portion of bond portfolio maturing: 4.9% in 2018, 5.9% in 2019, 5.9% in 2020, 14.7% in 2021-22

INVESTMENT PORTFOLIO

INVEST FOR INCOME AND APPRECIATION

$16.8 billion fair value at June 30, 2018


(in billions)
Tax-Exempt Fixed Maturities $3.894
Taxable Fixed Maturities $6.742
Common Equities $6.008
Preferred Equities $0.192

Investment leverage: 214% at June 30, 2018
Bond portfolio fair value exceeds insurance reserves liability by 29%

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

June 30, 2018

Sector	CFC	S&P 500 Weightings
Information technology	**21.4%**	26.0%
Financial	**15.8**	13.8
Consumer discretionary	**13.5**	12.9
Healthcare	**13.1**	14.1
Industrials	**12.6**	9.5
Energy	**8.0**	6.3
Consumer staples	**5.3**	7.0
Materials	**5.0**	2.6
Utilities	**2.4**	2.9
Telecomm services	**1.5**	2.0
Real estate	**1.4**	2.9

Portfolio Highlights at 06-30-18

- Apple is largest holding
  - 4.3% of publicly traded common stock portfolio
  - 1.5% of total investment portfolio
- 6% increase in 6mos18 dividend income
- Appreciated value from cost totaled $3.0 billion (pretax)
  - Seven largest contributors represent 34%: Microsoft, Apple, JP Morgan Chase, Blackrock, Honeywell, UnitedHealth Group and CME Group
- Annual portfolio returns: (2017 & 2016) 21.0% & 18.2% (S&P 500: 21.8% & 12.0%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$10.636 BILLION AT JUNE 30, 2018

- Credit risk – A2/A average rating
  - 87.4% are rated investment grade, 2.8% are noninvestment grade, 9.8% are unrated
- Interest rate risk
  - 5.3 years effective duration, 7.7 years weighted average maturity
  - Generally laddered maturity structure
    - 17% of year-end 2017 portfolio matures by the end of 2020, 31% by 2022, 69% by 2027
  - With 35.7% of the investment portfolio invested in common stocks at 6-30-18, we estimated shareholders' equity would decline 5.8% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.8% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,450 issuers
    - $3.894 billion with an average rating of Aa2/AA by Moody's and S&P Global

SOLID REINSURANCE CEDED PROGRAM

BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

Major Treaties
(Estimated 2018 ceded premiums)

Property catastrophe
($43 million)
- Treaty has one reinstatement provision
- Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or $200 million for earthquake (excl. CA) or various combinations (Deductibles: $8M/event, $190M aggregate)

Property per risk & $50 million property excess treaties
($28 million)

Casualty per occurrence
($12 million)

Casualty excess treaties
($3 million for two treaties combined)

Coverage & Retention Summary
(As of January 1, 2018)

For a single event:
- Retain 100% of first $100 million in losses
- Retain 5.0% at $100-600 million
- Max exposure for $600M event = $125 million
  - PML – combined for direct business plus Cincinnati Re 1-in-100 year event = 2.1% 1-in-250 year = 5.0% (% of shareholders' equity at 12-31-17)

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-100 million
- Facultative reinsurance for >$100 million

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-25 million
- Facultative reinsurance for >$25 million

Workers' comp, extra-contractual & clash coverage:
- $25 million excess of $25 million (first excess treaty)
- $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

NEW COMPONENT OF CATASTROPHE REINSURANCE

COVERAGE UP TO $50 MILLION IN AGGREGATE, EFFECTIVE JULY 1, 2018

Summary of Coverages

- $50 million in excess of $125 million per occurrence for combinations of business written on a direct basis and by Cincinnati Re
- $25 million in excess of $32 million for catastrophe events affecting only Cincinnati Re, subject to certain deductibles
- $50 million in excess of $10 million coverage for earthquakes, brushfires or wildfires in certain western states

Summary of Structure



Section A
Worldwide
CIC and CRe
$175m
$50m xs $125m
Per Occurrence
$125m
Retention
CIC Maximum Contribution $125m
CRe Maximum Contribution $125m
$50m
Total Shared Limit
Section B
Worldwide
CRe Only
$57m
$25m xs $32m
In the Aggregate
$32m
$32m Aggregate Retention
$4m US / $2m ex-US Franchise Deductible
Section C
WA, OR, NV & CA
CIC Only
$60m
$50m xs $10m
Per Occurrence
$10m
Retention

Note: There are many combinations of occurrences resulting in coverage up to the $50 million aggregate limit

ADDITIONAL AGENCY STATISTICS

- 27% of 2,256 year-end 2017 reporting locations include:
  - 10% national or regional brokers, 10% private equity, 7% banks
  - Percentages have approximately doubled in five years
- 2017 premium contribution (standard lines market)
  - 10% private equity-owned agencies   8% bank owned
  - 8% national brokers   3% regional brokers   71% privately owned
- 3.5% for largest contributor, among the largest are:
  - Acrisure, A.J. Gallagher, Assured Partners, BB&T, BroadStreet Partners, HUB, Huntington Bank, Marsh & McLennan, PayneWest, USI, Willis
- 98 locations acquired during 2017, including:
  - 35 by a private equity firm, 28 by a regional or national broker, 3 by a bank, 20 by another Cincinnati agency, 12 by a non-Cincinnati agency

FINANCIAL STRENGTH RATINGS COMPARISON

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A+
Auto Owners	A++	-	-	-
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Fireman's Fund	A+	-	-	AA
Harleysville	A+	-	A1	A+
Hartford	A+	-	A1	A+
Central Mutual	A	-	-	-
CNA	A	A	A2	A
EMC	A	-	-	-
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A	A3	A
Liberty Mutual	A	A-	A2	A
Safeco	A	A-	A2	A
Selective	A	A+	A2	A
United Fire Group	A	-	-	-
West Bend	A	-	-	-
Westfield	A	-	-	-
Zurich	A	-	A2	A
State Auto	A-	-	-	-

Source: S&P Global Market Intelligence as of July 9, 2018. Ratings are under continuous review and subject to change and/or affirmation.

VALUATION COMPARISON TO PEERS


Ratio of closing price on 08-28-18 to latest reported tangible book value
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
Markel
Selective
Hanover
Travelers
Allstate
Median
W.R. Berkley
Hartford
Cincinnati
State Auto
United Fire